UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     September 2, 2005
                                                     ---------------------------

                          Ovation Products Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 000-51145                                 02-0510323
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          (Commission File Number)             (IRS Employer Identification No.)


          395 East Dunstable Road
           Nashua, New Hampshire                              03062
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (603) 891-3224
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

          On September 2, 2005, Ovation Products Corporation concluded a private placement transaction in which it sold a total of 439,800 shares of common stock, par value $1.00 per share, and warrants to purchase 879,600 shares of common stock (the "Private Placement"). The purchase price per share of common stock in the Private Placement was $5.00 and the total gross consideration amounts to $2,199,000. 43,000 shares of common stock and warrants to purchase 86,000 shares of common stock were purchased in exchange for the cancellation of debt owed by Ovation to the various purchasers of these shares, in the total amount of $215,000. As previously reported by Ovation on a current report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2005, the sale to GreenShift Corporation of 200,000 shares of common stock and warrants to purchase 400,000 shares of common stock, which is part of the Private Placement, will be funded over a period of four months, ending on November 30, 2005.

          Under the terms of the Private Placement, for each share of common stock purchased by a purchaser, the purchaser received warrants to purchase two shares of common stock, exercisable over a period of five years, at an exercise price of $6.00 per share.

          Ovation has agreed to register the shares purchased in the Private Placement and the shares underlying the warrants granted in the Private Placement for resale.

          The offer and sale of the securities in the Private Placement were exempt from the registration requirements of Section 5 of the Securities Act, as amended, pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. We relied on the following facts in determining that the offer and sale of these securities qualified for the exemption provided by Rule 506:

          o The offer and sale satisfied the terms and conditions of Rule 501 and 502 under the Securities Act; and

          o Pursuant to Rule 506 under the Securities Act, no more than 35 purchasers purchased our securities from us under the offer, as determined in accordance with Rule 501(e) under the Securities Act.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 2005                      Ovation Products Corporation


                                              By:   /s/ Robert MacDonald
                                                    ---------------------------
                                              Name:  Robert MacDonald
                                              Title: Chief Executive Officer